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                       Pacific Advisors Fund Inc. [LOGO]




                        ANNUAL REPORT | December 31, 1996

                                   SMALL CAP
                                        FUND



[LOGO]
Pacific Global Fund Distributors, Inc.
206 North Jackson Street, Suite 201
Glendale, California 91206

                            DEAR FELLOW SHAREHOLDERS


The equity markets set new records in 1996, as the bull market continued its reign on Wall Street. While 1996 did not match the record-setting pace of 1995, it was still a great year. While lagging the rest of the market, small cap stocks performed quite well in selected areas. The Pacific Advisors Small Cap Fund had an exceptional year. It was ranked 21 in performance among all mutual funds covered by Lipper Analytical Services, Inc. and sixth among the 455 funds that invest in small companies.


PERFORMANCE

For the twelve months ending December 31, 1996, the Pacific Advisors Small Cap Fund had a total return of 43.70%. The return is based on shares purchased at the offering price on January 1, 1996 and held through December 31, 1996. The return reflects the deduction of the Fund's current maximum sales charge, reinvestment of capital gains and expense reimbursements. By comparison, the NASDAQ and Russell 2000 Indices, which are unmanaged indices of small company common stocks, increased 22.71% and 14.76% respectively, for the same period.


PORTFOLIO MANAGEMENT

The Fund has continued to focus on a specific segment of the small cap market -- strong companies with market capitalizations under $120 million. Over 67% of the portfolio was invested in companies with a market cap under $100 million, and, at year end, the median market cap for the Fund was $45 million. We believe the smaller number of issues in the Fund -- 30 different stocks at the end of December -- allows it to benefit from the outstanding performance of good companies rather than representing a more indexed approach to investing.

         Several companies whose stock has been in the Fund since 1993, experienced outstanding price appreciation in 1996. These stocks include such companies as America Service Group, Worthington Foods, Western Beef and Herbalife. Each of these companies had record earnings for the year and received good market recognition.

         During 1996, the Fund began acquiring stock in three warranty companies: Automobile Protection Corporation, Interstate National Dealer Services and Warrantech. These companies are experiencing strong growth in the sale of warranty products for new and used automobiles, as well as for consumer products. The profit margins are quite good and the commissions earned by dealers and stores represent a significant portion of their profits. Each of these companies also experienced strong market appreciation in 1996.

         The Fund has also invested in companies within the technology sector. These companies became attractive when the technology sector began its pull back in mid-1996. We were able to buy the stocks at relatively low P/E ratios, which was consistent with our value approach to investing. Representative of the type of company we have added to the Fund, Cerprobe produces custom-made probe cards used by chip makers to quality test their chips in the manufacturing process. The market potential is quite good because many of the major chip makers such as Intel have decided to purchase probe cards from outside vendors rather than develop them internally, as they have done in the past. Cerprobe is attractive because it is participating in the dynamic growth of the chip industry by producing quality control products needed by all chip manufacturers. Biosource is a similar type of company in the biotechnology industry. It provides test kits used by biotech firms such as Amgen in their research and development of new products.


OUTLOOK

At the present time there appears to be no clear market leadership, which is creating more volatility in the equity markets. We continue to believe that the economy will experience moderate economic growth with low inflation and, as a result, long-term interest rates should resume a downward trend during 1997. This relatively stable environment could change if job inflation, deficit reduction or other foreign or national events become a major concern during the year.

         Under the above scenario, we would expect the bull market to continue, but at a slower pace from the last two years. A slower growing economy should benefit small cap value stocks as investors look for stocks which are undervalued and have more growth potential. While we attempt to keep abreast of market trends, our primary focus continues to be on individual companies and their potential for growth in value.

         Please contact your financial adviser, or Pacific Advisors Fund, if you have questions or would like more information on the Small Cap Fund.


                                                       Respectfully submitted,


                                                       /s/ George A. Henning
                                                       ---------------------
                                                       George A. Henning
                                                       Chairman


                                                       /s/ Thomas H. Hanson
                                                       ---------------------
                                                       Thomas H. Hanson
                                                       Executive Vice President

                     CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund on February 8, 1993 compared to the growth of the NASDAQ and Russell 2000 Indices.

PACIFIC ADVISORS
SMALL CAP FUND

                                 Small
                     Year         Cap        NASDAQ      Russell 2000
                     ------      ------      ------      ------------
Average Annual       Dec-92      10,000      10,000         10,000
Total Return         Dec-93      12,994      11,475         11,700
for period ending    Dec-94      12,478      11,107         11,328
December 31, 1996    Dec-95      14,633      15,542         14,297
                     Dec-96      21,028      19,072         16,407
One Year
(43.70%)

Inception
(2/8/93)
20.33%

 * Reflects the deduction of the 5.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense limitations. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

        The NASDAQ Stock Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance for small companies. The NASDAQ Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

        The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

        Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS

                                December 31, 1996

                                                                           Number of Shares             Value
COMMON STOCK  (97.14%)

Air Transportation  (2.50%)
         Mercury Air Group Inc.                                                   30,000       $       213,750
--------------------------------------------------------------------------------------------------------------

Building Products  (1.32%)

         Elcor Corporation*                                                        5,300               113,287
--------------------------------------------------------------------------------------------------------------
Chemicals  (8.05%)

         CPAC Inc.*                                                               30,000              450,000

         Ocean Bio-Chem Inc.                                                      56,500              113,000

         Polymer Research Corp. Of America*                                       50,000              125,000
--------------------------------------------------------------------------------------------------------------
                                                                                                      688,000
--------------------------------------------------------------------------------------------------------------
Commercial Bank  (1.22%)

         California State Bank                                                     6,000              104,250
--------------------------------------------------------------------------------------------------------------



Computer Software  (2.97%)

         Quality Systems*                                                        35,000               253,750
--------------------------------------------------------------------------------------------------------------
Consumer Services  (6.05%)

         Warrantech Corp.*                                                       45,000               517,500
--------------------------------------------------------------------------------------------------------------
Electronic Components  (6.22%)

         Cerprobe Corp.*                                                         20,000               287,500

         Tridex Corp.*                                                           19,000               244,625
--------------------------------------------------------------------------------------------------------------
                                                                                                      532,125
--------------------------------------------------------------------------------------------------------------
Food Processing  (7.77%)

         Armanino Foods Of Distinction*                                          70,000                94,059

         Worthington Foods Inc.                                                  30,000               570,000
--------------------------------------------------------------------------------------------------------------
                                                                                                      664,059
--------------------------------------------------------------------------------------------------------------
Food Wholesaling  (6.04%)

         Green Mountain Coffee, Inc.*                                            25,000               153,125

         Western Beef Inc.*                                                      35,000               363,125
--------------------------------------------------------------------------------------------------------------
                                                                                                      516,250
--------------------------------------------------------------------------------------------------------------


*Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                        Number of Shares              Value

COMMON STOCK continued

Hospital Supplies  (4.01%)

         Biosource International Inc.*                                           33,000       $       226,875
         Hosposable Products*                                                    25,000               115,625
-------------------------------------------------------------------------------------------------------------
                                                                                                      342,500
-------------------------------------------------------------------------------------------------------------
Health And Personal Care Products  (17.39%)

         American Safety Razor Corp.*                                            18,000               252,000

         Herbalife International                                                 25,000               815,625

         Natural Alternatives International*                                     50,000               418,750
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,486,375
-------------------------------------------------------------------------------------------------------------
Health Services  (8.89%)

         Healthcare Services Group*                                              35,000                350,000

         American Service Group*                                                 40,000               410,000
-------------------------------------------------------------------------------------------------------------
                                                                                                      760,000
-------------------------------------------------------------------------------------------------------------
Industrial Goods And Equipment  (3.62%)

         Global Industrial Technologies*                                         14,000               309,750
-------------------------------------------------------------------------------------------------------------
Insurance  (7.91%)

         Automobile Protection Corp.*                                            68,000               291,122

         Interstate National Dealer Services*                                    70,000               385,000
-------------------------------------------------------------------------------------------------------------
                                                                                                      676,122
-------------------------------------------------------------------------------------------------------------
Oil Services  (0.80%)

         Mitcham Industries*                                                      7,000                68,250
-------------------------------------------------------------------------------------------------------------
Printing And Publishing  (1.52%)

         Courier Corp.                                                            8,500               129,625
-------------------------------------------------------------------------------------------------------------
Railroad  (3.42%)

         Railamerica Inc.*                                                       60,000               292,500
-------------------------------------------------------------------------------------------------------------
Restaurants  (1.46%)

         Panchos Mexican Restaurants*                                            50,000               125,000
-------------------------------------------------------------------------------------------------------------
Retail-Specialty  (2.95%)

         Boyds Wheels Inc.*                                                      18,000               252,000
-------------------------------------------------------------------------------------------------------------


*Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                          Number of Shares         Value
COMMON STOCK continued

Textiles  (3.03%)

         Decorator Industries                                                    22,500       $   258,750
---------------------------------------------------------------------------------------------------------
Total Common Stock                                                                              8,303,843


TOTAL INVESTMENT SECURITIES  (97.14%)                                                         $ 8,303,843


Short-Term Investments  (2.06%)

         United Missouri Bank Money Market Fund                                                   176,060


Other Assets Less Liabilities  (0.80%)                                                             68,855
                                                                                              -----------

TOTAL NET ASSETS  (100%)                                                                      $ 8,548,758
---------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996

ASSETS
     Investment securities at market value (cost: $5,898,554)                      $ 8,303,843
     Short-term investments, at cost, which is equivalent to market                    176,060
     Receivable from investment manager (Note 3)                                        25,726
     Other assets                                                                       27,294
     Accrued income receivable                                                           2,323
     Receivable for capital shares sold                                                 15,058
     Organizational expenses, net of amortization (Note 1)                              12,873
                                                                                   -----------
     Total assets                                                                    8,563,177
                                                                                   -----------
LIABILITIES
     Payable to Investment Manager (Note 1)                                             12,873
     Accrued expenses                                                                    1,421
     Payable for capital gain distribution                                                 125
                                                                                   -----------
     Total liabilities                                                                  14,419
                                                                                   -----------

NET ASSETS
     (Equivalent to $16.47 per share on 519,057 shares of
     Capital Stock outstanding - 100 million shares authorized)                    $ 8,548,758
                                                                                   ===========

SUMMARY OF SHAREHOLDERS' EQUITY
     Paid-in capital                                                               $ 6,314,972
     Accumulated net investment loss                                                  (171,132)
     Distributions of net capital gains in excess of capital gains reported
         for financial statement purposes                                                 (371)
     Unrealized appreciation of investments                                          2,405,289
                                                                                   -----------
     Net assets at December 31, 1996                                               $ 8,548,758
                                                                                   ===========
Maximum offering price per share ($16.47/94.25%):                                  $     17.47
                                                                                   ===========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

INVESTMENT INCOME

     Dividends                                                             $      42,444
     Interest                                                                      9,966
                                                                           -------------
         Total Income                                                             52,410
                                                                           -------------
Expenses
     Investment Advisory Fees                                                     49,510
     Fund Accounting Fees                                                         30,047
     Transfer Agent Expense                                                       28,421
     Legal Expense                                                                18,070
     Amortization Expense                                                         11,234
     Registration Fees                                                             9,910
     Printing                                                                     11,584
     Audit Fees                                                                    9,201
     Custody Fees                                                                  7,810
     Director Fees/Meetings                                                        4,856
     Distribution Fees (Note 3)                                                   14,339
     Other Expense                                                                 5,660
                                                                           -------------
         Total Expenses, before reimbursements                                   200,642

     Less Fees Waived and Expenses Reimbursed (Note 3)                           (20,623)
                                                                           -------------
         Net Expenses                                                            180,019
                                                                           -------------
     NET INVESTMENT LOSS                                                                         $   (127,609)
                                                                                                 ============

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments
         Proceeds from sales of investment securities (excluding
             short-term investments with maturities 60 days or less)        $  3,066,546

         Cost of investment securities sold                                    2,825,859
                                                                           -------------

              Net realized gain on investments                                                         240,687
     Net unrealized appreciation of investments

         Beginning of year                                                 $     400,934
         End of year                                                           2,405,289
                                                                           -------------

              Net unrealized appreciation of investments                                             2,004,355
                                                                                                 -------------
     Net realized and unrealized gain on investments                                                 2,245,042
                                                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $   2,117,433
                                                                                                 =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      For the year ended   For the year ended
                                                                       December 31, 1996     December 31, 1995
INCREASE IN NET ASSETS

     FROM OPERATIONS

     Net investment loss                                                   $  (127,609)        $   (28,321)
     Net realized gain on investments                                          240,687              56,056
     Net unrealized appreciation of investments                              2,004,355             522,452
                                                                           -------------------------------

     Increase in net assets resulting from operations                        2,117,433             550,187
                                                                           -------------------------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net capital gains                                                        (242,210)           (123,374)
                                                                           -------------------------------

     Decrease in net assets resulting from distributions                      (242,210)           (123,374)
                                                                           -------------------------------


     FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold (188,810 and 91,918 shares)                   2,836,753           1,103,741
     Proceeds from shares purchased by reinvestment
         of dividends (13,164 and 8,539 shares)                                207,993             104,961
     Cost of shares repurchased (44,925 and 44,778 shares)                    (650,370)           (525,779)
                                                                           -------------------------------
     Increase in net assets derived from capital share transactions          2,394,376             682,923
                                                                           -------------------------------
     Increase in net assets                                                  4,269,599           1,109,736


Net Assets

     Beginning of Year
     (includes no undistributed net investment income)                       4,279,159           3,169,423
                                                                           -------------------------------

     End of Year
     (includes no undistributed net investment income)                     $ 8,548,758         $ 4,279,159
                                                                           ===============================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION

         Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company (the "Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

         The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

         B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Small Cap Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments.

         D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

         E. ORGANIZATIONAL COSTS. Costs incurred by the Small Cap Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds.

         F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

         The Company and Small Cap Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Small Cap Fund.

         Pursuant to the Expense Limitation Agreements, with the Company, on behalf of each Fund, the Investment Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Small Cap Fund for any additional expenses that exceed such limit. In addition, from time to time, the Investment Manager may voluntarily waive its fee and/or absorb certain expenses for the Small Cap Fund. In October 1996, the National Securities Market Improvement Act eliminated state expense limitations for mutual funds. Accordingly, the Investment Manager will determine in the future the level and extent of expense limitations, fee waivers, and reimbursements at its discretion.

         Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Investment Manager, was $20,623 for the year ended December 31, 1996 for the Small Cap Fund.

         Fund Operating Expenses may not fall below the expense limitation level established for subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed under the Expense Limitation Agreement, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. As of December 31, 1996, the cumulative amounts unrecouped by the Investment Manager since commencement of operations is $200,409.

         For the year ended December 31, 1996, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $9,504 of commissions on sales of capital stock of the Small Cap Fund, after deducting $47,279 allowed to authorized distributors as commissions. For the fiscal year ended December 31, 1996 PGFD earned $55,227 in introducing brokerage fees related to securities transactions for the Small Cap Fund. PGFD is a wholly-owned subsidiary of the Investment Manager.

         The Company and Small Cap Fund have entered into an agreement with Pacific Global Investor Services, Inc., ("PGIS") to provide fund accounting services at the monthly fee of 3 basis points for the first million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at the monthly fee based upon the number of accounts or a minimum of $1,250. PGIS is a wholly-owned subsidiary of the Investment Manager.

         The Fund has adopted a plan of distribution, whereby the Small Cap Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1996, $14,339 was accrued or paid.


NOTE 4. PURCHASE AND SALES OF SECURITIES

         For the year ended December 31, 1996, the Small Cap Fund had purchases of securities, other than short-term investments of $4,982,153. The cost of securities held is the same for Federal income tax and financial reporting purposes.

         Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $2,607,036 and $201,747, respectively. Net unrealized appreciation for tax purposes is $2,405,289.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                                                                                                                 For the Period
                                                                   For the Year Ended December 31              February 8, 1993(3)
                                                                    1996              1995          1994      to December 31, 1993
                                                              --------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE

     Net Asset Value, Beginning of Year                       $     11.82       $     10.35     $     11.47        $      9.00
                                                              ---------------------------------------------        -----------

     Income from Investment Operations:

         Investment Income                                           0.09              0.19            0.19               0.09
         Expenses                                                   (0.30)            (0.27)          (0.23)             (0.12)
                                                              ---------------------------------------------        -----------
         Net Investment Income (loss)                               (0.21)            (0.08)          (0.04)             (0.03)


     Net realized and unrealized gain (loss) on securities           5.35              1.89           (0.42)              2.50
                                                              ---------------------------------------------        -----------
     Total from Investment Operations                                5.14              1.81           (0.46)              2.47


     Less Distributions

         Distributions from net capital gains                       (0.49)            (0.34)          (0.66)              0.00

     Net Asset Value, End of Year                             $     16.47       $     11.82     $     10.35        $     11.47
                                                              =============================================        ===========

TOTAL INVESTMENT RETURN (4)                                        43.70%            17.27%          (3.97%)            29.94%


RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (000)                            $     8,549       $     4,279     $     3,169        $     2,175

     Ratio of Expenses to Average Net Assets(1)                      2.91%             2.49%           2.45%           2.20%(2)

     Ratio of Net Investment Income (loss)
         to Average Net Assets (1)                                  (2.06%)           (0.71%)         (0.42%)        (0.32%)(2)

     Portfolio Turnover Ratio                                       51.83%            44.95%          49.79%           5.91%(2)

     Average Commission Per Share
         Paid on Equity Transactions                          $    0.0807       $    0.0833              --                 --



(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Small Cap Fund would have been 3.24%, 3.64%, 5.40% and 7.20%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (2.39%), (1.88%), (3.37%), and (5.32%), for the years 1996 through 1993 respectively.

(2)  Annualized.

(3)  Commencement of Operations.

(4) The Fund's maximum sales charge is not included in the total return computation.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
SMALL CAP FUND


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Small Cap Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Small Cap Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.



   ERNST & YOUNG LLP



   Los Angeles, California
   January 29, 1997

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                                       13

                               PACIFIC ADVISORS FUND INC.



DIRECTORS
     GEORGE A. HENNING, CHAIRMAN
      VICTORIA L. BREEN
      THOMAS M. BRINKER
      KATHLEEN M. FISHKIN
      L. MICHAEL HALLER III
      SIEGFRED S. KAGAWA
      TAKASHI MAKINODAN, PH.D.
      GERALD E. MILLER
      LOUISE K. TAYLOR


OFFICERS
     GEORGE A. HENNING, PRESIDENT
      THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
      VICTORIA L. BREEN, ASSISTANT SECRETARY
      PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
      206 NORTH JACKSON STREET, SUITE 201
      GLENDALE, CALIFORNIA 91206


TRANSFER AGENT AND ADMINISTRATOR
     PACIFIC GLOBAL INVESTOR SERVICES, INC.
      206 NORTH JACKSON STREET, SUITE 201
      GLENDALE, CALIFORNIA 91206


DISTRIBUTOR
     PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
      206 NORTH JACKSON STREET, SUITE 201
      GLENDALE, CALIFORNIA 91206
      (800) 989-6693




This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.